                                                                       EXHIBIT C

   DTPI                                                                SHARES

                   DIAMOND TECHNOLOGY PARTNERS INCORPORATED
    CLASS A                                                          CLASS A
  COMMON STOCK                                                    COMMON STOCK

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


        This certifies that






        is the owner of



       FULLY PAID AND NON ASSESSABLE SHARES OF THE CLASS A COMMON STOCK,
                        $0.001 PAR VALUE PER SHARE, OF

===================DIAMOND TECHNOLOGY PARTNERS INCORPORATED====================
                             CERTIFICATE OF STOCK

transferable on the books of the corporation by said owner in person or by his duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Certificate of Incorporation and the Bylaws of the Corporation, as amended, copies of which are on file at the office of the Transfer Agent of the Corporation into which reference is hereby expressively made and to all of which the holder hereof by acceptance of this certificate hereby assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile of the Corporation's seal and the facsimile signatures of its duly authorized officers.

Dated:

                                [SEAL APPEARS HERE]

 /s/ [SIGNATURE APPEARS HERE]                      /s/ [SIGNATURE APPEARS HERE]


            SECRETARY                                CHAIRMAN, CHIEF EXECUTIVE
                                                        OFFICER AND PRESIDENT

   Diamond Technology Partners Incorporated will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be addressed to the Secretary of the Corporation.

The following abbreviations, when used in the Inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with the right of survivorship and not as tenants in common


UNIF GIFT MIN ACT - ____________ Custodian ____________
                       (Cust)                (Minor)
                    under Uniform Gifts to Minors
                    Act _________________________
                               (State)

   Additional abbreviations may also be used though not in the above list.

For value received, __________________________________________ hereby sell(s), assigns(s) and transfer(s) unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE
        +++++++++++++++++++++++++++++
        +                           +
        +++++++++++++++++++++++++++++



------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                                                        shares
------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                      Attorney
----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     --------------------------

                            -------------------------------------------------
                     NOTICE:THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND
                            WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER



SIGNATURE(S) GUARANTEED


By
  ----------------------------------
  THE SIGNATURES MUST BE GUARANTEED
  BY AN ELIGIBLE GUARANTOR INSTITUTION
  (Banks, Stockbrokers, Savings and Loan
  Associations and Credit Unions) WITH
  MEMBERSHIP IN AN APPROVED SIGNATURE
  GUARANTEE MEDALLION PROGRAM PURSUANT
  TO SEC RULE 17Ad-15